UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 20, 2013

BioFuel Energy Corp.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-33530	20-5952523
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification Number)

1600 Broadway, Suite 2200 Denver, CO 80202
(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (303) 640-6500

(Former Name or Former Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On June 20, 2013, the Company held its Annual Meeting of Stockholders (the “Annual Meeting”), at which the following Directors were re-elected to the Company’s Board of Directors, according to the following votes as certified by Broadridge Financial Solutions to the duly appointed Inspector of Election at the Annual Meeting:

Name	Votes For	Votes Withheld	Abstentions
Mark W. Wong	3,748,096	25,943	None
Scott H. Pearce	3,762,115	11,924	None
Elizabeth K. Blake	3.761,171	12,868	None
David Einhorn	3,763,155	10,884	None
Richard I. Jaffee	3,763,693	10,346	None
John D. March	3,763,825	10,214	None
Ernest J. Sampias	3,763,260	10,779	None

In addition, the ratification of Grant Thornton LLP as the Company’s independent registered public accounting firm for the 2013 fiscal year was approved by the following vote:

For	Against	Abstain
5,213,845	46,477	30,273

There were no other matters to come before the Annual Meeting.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BIOFUEL ENERGY CORP.

Date: June 24, 2013	By:	/s/ Scott Pearce
	Name:	Scott H. Pearce
	Title:	President and CEO